1933 Act File No. 33-20673
                                          1940 Act File No. 811-5514

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                                                                  ------

    Pre-Effective Amendment No.         ....................
                                --------                          ------

    Post-Effective Amendment No. 67 ........................        X
                                ----                              ------

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X
                                                                  ------

    Amendment No. 68 .......................................        X
                 ----                                             ------

                              MTB GROUP OF FUNDS
                         (Retail/Institutional Funds)

              (Exact Name of Registrant as Specified in Charter)

          5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010
                   (Address of Principal Executive Offices)

                                (412) 288-1900
                       (Registrant's Telephone Number)

                          C. Grant Anderson, Esquire
                                Reed Smith LLP
                          Federated Investors Tower,
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

It is proposed that this filing will become effective:

__  immediately upon filing pursuant to paragraph (b)
_X_ on February 27, 2005 pursuant to paragraph (b)(1)(iii)
 _ 60 days after filing pursuant to paragraph (a) (i) on _______________ pursuant to paragraph (a) (i)
_ 75 days after filing pursuant to paragraph (a)(ii) on _______________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

  _ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                   Copy to:

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky LLP
2101 L Street, N.W.
Washington, D.C.  20037

                   [GRAPHIC OMITTED][GRAPHIC OMITTED]
                             www.mtbFund.com

        Managed by MTB Investment Advisors, Inc. -- www.mtbia.com





                    MTB VIRGINIA MUNICIPAL BOND FUND

                             CLASS A SHARES


                   Prospectus dated February 27, 2006



INTRODUCTION



This portfolio of MTB Group of Funds (Trust) is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment advisor invests each Fund's assets in a way that the advisor believes will help the Fund achieve its goal. Still, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in the Fund, just as you could with other investments. The Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


HOW TO READ THIS PROSPECTUS



MTB Group of Funds is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the MTB Virginia Municipal Bond Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

CONTENTS

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Fund Goals, Strategies, Risks and Performance                         2
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MTB Virginia  Municipal Bond Fund                 Symbol: RSXIX       3
                                                 Class A Shares)
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Principal Securities of the Fund                                      6
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Other Investment Strategies                                           7
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Specific Risks of Investing in the Fund                               7
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How Are Shares Priced?                                                8
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How to Purchase, Redeem, and Exchange Shares                          10
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Account and Share Information                                         15
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Who Manages the Fund?                                                 17
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Portfolio Managers                                                    17
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Financial Highlights                                                  17
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How to Obtain More Information About MTB Group of                     19
Funds
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  MTB Funds o Are NOT FDIC Insured o Have No Bank Guarantee o May Lose
                                  Value
-------------------------------------------------------------------------

Managed by MTB Investment Advisors, Inc.      The Securities and
Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


FUND GOALS, STRATEGIES, RISKS AND PERFORMANCE



The Trust offers a total of 36 Funds with various classes in separate prospectuses. The Fund offers only Class A Shares, which are offered by this prospectus.

The following pages describe the investment goals (objectives), strategies and principal risks of the Fund. There can be no assurance that the Fund will achieve its goal. However, the Fund endeavors to do so by following the strategies and policies described in this prospectus.

The investment goal of the Fund may only be changed upon the approval of a majority of the outstanding Shares of the Fund. Certain investment strategies may be changed without shareholder approval, although the Fund will provide shareholders with at least 60 days prior written notice of a change in its 80% investment policy.



PERFORMANCE AND FINANCIAL HISTORY OF MTB VIRGINIA MUNICIPAL BOND FUND




The MTB Virginia Municipal Bond Fund is the successor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization (Reorganization) which took place on February 24, 2006 (the Closing
Date). Prior to the Closing Date, MTB Virginia Municipal Bond Fund had no investment operations. Accordingly, the performance information provided in the Prospectus for periods prior to the Closing Date is historical information for the FBR Virginia Tax-Free Portfolio (adjusted, in the case of the Average Annual Total Return Table, for the maximum sales charge that applies to Class A Shares of the Fund effective on February 27, 2006). The MTB Virginia Municipal Bond Fund has investment objectives and policies substantially similar to those of the FBR Virginia Tax-Free Portfolio, although MTB Virginia Municipal Bond Fund has a different fee and expense arrangement than the FBR Virginia Tax-Free Portfolio.





Performance


On the following pages is performance information for the MTB Virginia Municipal Bond Fund. This information gives you some indication of the risks of an investment in a Fund by comparing the Fund's performance with a broad measure of market performance. While past performance of the Fund does not necessarily predict future performance, the following information provides you with the historical performance information to assist you in analyzing how the Fund's investment risks may be balanced by their potential rewards. For more current performance information, call 800 836-2211.




Bar Chart


The bar chart represents the (historical) calendar year performance of Class A Shares of the MTB Virginia Municipal Bond Fund without reflecting the applicable sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Also provided is the best and worst calendar quarter performance for Class A Shares through the most recent calendar year.




Average Annual Total Return Tables


Following the bar chart is a performance table showing the Average Annual Total Return for Class A Shares of the Fund as compared to an appropriate broad-based securities market index for certain periods ended December 31, 2005. The Fund's total return figures reflect the maximum sales charge that could apply. The market index is unmanaged and is not adjusted for any sales charges, expenses or other fees the SEC requires to be reflected in the Fund's performance. You cannot invest directly in an index.






Risks Common to All MTB Funds
The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit
Insurance Corporation, the Federal Reserve Board, or any other government agency.





MTB VIRGINIA MUNICIPAL BOND FUND

Cusip: 55376V796                    Symbol: RSXIX              (Class A Shares)

GOAL
Current income exempt from federal regular income tax and Virginia state and local income taxes.

STRATEGY


Under normal circumstances, the Fund invests its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the Commonwealth of Virginia and Virginia municipalities. However, the income on these securities may be subject to the federal alternative minimum tax. The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund invests in investment grade municipal securities.

In selecting securities, the Fund's Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.



RISKS
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
o Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.

o Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

o Call Risks. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

o Tax Risks. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

o Risks of Non-Diversification. The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities.

o Virginia Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Virginia issuers. The economy of Virginia is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

PERFORMANCE INFORMATION



Risk/Return Bar Chart
Performance Over 10 Years

The graphic presentation here displayed consists of a bar chart representing the annual total returns of Virginia Municipal Bond Fund's Class A Shares as of the calendar year-end for each of the last eight years.
The `x' axis reflects the "% Total Return" beginning with "-6.00%" and increasing in increments of 2% up to "12%".
The "y" axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2004. The light gray shaded areas features 10 distinct horizontal bars, each highlighted in white, and each visually representing by length the total return percentages for the calendar year stated directly at its end. The calculated total return percentage for the Fund for each calendar year is stated directly above each respective bar, for the calendar years 1996 through 2004. The percentages noted are: 2.91%, 8.45%,5.64%, (3.75)%, 11.15%, 3.67%,
9.25%, 4.61%, 3.05% and 1.71%.


      -------------------------------------------------------------------
         Best Quarter     Quarter Ended December 31,         4.81%
                                     2000
      -------------------------------------------------------------------
      -------------------------------------------------------------------
         Worst Quarter    Quarter Ended June 30, 2004       (2.00)%
      -------------------------------------------------------------------



The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-end basis.
The total returns displayed for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Average Annual Total Return Table
The following table represents the Fund's Class A Shares Average Annual Total Returns, reduced to reflect the maximum sales charge that applies to Class A Shares, for the calendar periods ending December 31, 2005. Return Before Taxes is shown. In addition, Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns.
Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Municipal Bond Index (LBMB), a broad-based market index. The LBMB is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2005)

---------------------------------------------------------------------------------------------
                                                  One Year       Five Years     Ten Years
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Class A Shares
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Return Before Taxes                               (2.86)%          3.47%          4.11%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)            (3.00)%          3.39%          4.03%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale      (2.04)%          3.42%          4.06%
of Fund Shares(1)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
LBMB                                               3.51%           5.59%          5.71%
---------------------------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions.
  The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.



FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares.

SHAREHOLDER FEES

Fees Paid Directly From Your Investment


                                          Class A

Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)        4.50%

Maximum Deferred Sales Charge (Load)
(as a
percentage of original purchase price
or redemption
proceeds, as applicable)                   None(1)

Maximum Sales Charge (Load) Imposed on
Reinvested
Dividends (and other Distributions)
(as a percentage
of offering price)                         None

Redemption Fee (as a percentage of
amount,
redeemed if applicable)                    None

Exchange Fee                               None

ANNUAL FUND OPERATING EXPENSES

Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)


                                    Class A

Management Fee(2)                    0.70%

Distribution (12b-1) Fee             0.25%

Shareholder Services Fee(2)          0.25%

Other Expenses(2)                    1.24%

Total Annual Fund Operating
Expenses (before fee waivers
and expense reimbursements)          2.44%

Contractual Fee Waivers and
Reimbursements of Fund
Expenses(2)                          1.54%

Total Anticipated Annual
Fund Operating Expenses
(after contractual fee
waivers and                          0.90%
reimbursements)(2)


(1) For purchases over $1,000,000 or more, a 1% Contingent Deferred Sales Charge may be imposed on shares if they are redeemed within 18 months of purchase where the purchase was made under an investment program where an investment professional received and advance payment on the transaction.

(2) The percentages shown are based on anticipated expenses through the fiscal period ending April 30, 2007, reflecting a contractual agreement to limit total operating expenses. The rate at which expenses are accrued during the fiscal period may not be constant and at any particular point, may be greater or less than the stated average percentage. The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and other fees (including the distribution (12b-1) and shareholder services fees) which it is otherwise entitled to receive and/or reimburse certain operating expenses of the Fund in order to limit the Fund's Class A Shares total operating expenses to not more than 0.90% of average daily net assets for the period commencing on January 6, 2006 and continuing through April 30, 2008. As restated, the management fee, distribution (12b-1) and shareholder service fee paid by the Fund's Class A Shares (after the contractual waiver) will be 0.00%, 0.25% and 0.00%, respectively, for the fiscal year ending April 30, 2007. Total other expenses paid by the Fund (after the contractual waivers/reimbursements) are expected to be 0.65% for the fiscal period ending April 30, 2007.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class A Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



Class A                 1 Year          3 Years       5 Years       10 Years

Expenses assuming          $538           $885        $1,416          $2,868
redemption

Expenses assuming no       $538           $885        $1,416          $2,868
redemption

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PRINCIPAL SECURITIES OF THE FUND

The principal securities of the Fund listed below are marked with an "X".



Fixed Income Securities             X

Tax-Exempt Securities               X

General Obligation Bonds            X

Special Revenue Bonds               X

Tax Increment Financing Bonds       X

Municipal Notes                     X

Variable Rate Demand
Instruments                         X

PRINCIPAL SECURITIES OF THE FUND
-------------------------------------------------------------------------



The following list is a description of the principal securities in which the Fund may invest. More information on the principal and acceptable investments of the Fund is contained in the Fund's Statement of Additional Information.



FIXED INCOME SECURITIES
Fixed income securities (bonds) pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund may invest.


Tax-Exempt Securities
Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Interest income on such securities may be subject to the federal alternative minimum tax (AMT) for individuals and corporations.


General Obligation Bonds
General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.



Special Revenue Bonds
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.


Tax Increment Financing Bonds
Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.


Municipal Notes
Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.


Variable Rate Demand Instruments
Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.


OTHER INVESTMENT STRATEGIES

TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES
The Advisor will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor's credit assessment that the security is comparable to investment grade.


SPECIFIC RISKS OF INVESTING IN THE FUND

INTEREST RATE RISKS
Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.


Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

TAX RISKS
In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to its shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

Income from the Fund may be subject to the alternative minimum tax
(AMT).

RISKS OF NON-DIVERSIFICATION


The Fund is non-diversified. Compared to a diversified mutual Fund, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price and performance.



VIRGINIA INVESTMENT RISKS
Since the Fund invests primarily in issuers from Virginia, the Fund may be subject to additional risks compared to funds that invest in multiple states. Virginia's credit strength is based on its substantial resources, conservative financial and budget management, strong demographics and broad based economy. Virginia's economy has strong ties to government and defense-related industries, as well as high technology industries, trade and tourism. Any downturn in these industries may adversely affect the economy of the state.

FUND EXPENSES


Pursuant to an SEC exemptive order, the Fund is permitted to invest in shares of MTB Money Market Funds as a means of managing uninvested cash. These investments will cause a duplication of expenses. The Advisor may waive certain fees in connection with these investments.




HOW ARE SHARES PRICED?



The Trust offers seven classes of Shares: Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares, Institutional I Shares and Institutional II Shares. All Share classes have different sales charges and other expenses, which affect their performance. Each Share class represents interests in a single portfolio of securities. This prospectus relates only to Class A Shares. The differences between the classes relate to the timing and amount of asset-based sales charges and other expenses which an investor bears directly or indirectly as a shareholder. Contact your financial intermediary or call the MTB Group of Funds (MTB Funds) at 800-836-2211 for more information about Class B Shares, Class C Shares and Class S Shares, Institutional Shares, Institutional I Shares and Institutional II Shares.



The NAV of Shares of the Fund fluctuates and is generally based upon the market value of portfolio securities and other assets of the Fund. The NAV is determined at the end of regular trading of the NYSE, which is generally 4:00 p.m. (Eastern time) but may vary due to market circumstances or other reasons (NYSE Close) on each day the NYSE is open. Fixed income securities are generally valued according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at time of purchase may be valued at amortized cost.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed,
(2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

To the extent any fund invests in other investment companies, the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

SALES CHARGE WHEN YOU PURCHASE CLASS A SHARES


The Class A Shares of the Fund bear front-end sales charges. When the Fund receives your purchase request in proper form (as described in this prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge as is shown in the tables below.



Class A Shares of the Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

                                        Sales Charge as a      Sales Charge as a
                                       Percentage of Public      Percentage of
Purchase Amount                           Offering Price              NAV

Less than $100,000                             4.50%                 4.71%

$100,000 but less than $250,000                3.75%                 3.90%

$250,000 but less than $500,000                3.00%                 3.09%

$500,000 but less than $1 million              2.00%                 2.04%

$1 million or greater*                         0.00%                 0.00%



                                    [GRAPHIC OMITTED]

Class A Shares NAV Commission Payments
Your investment professional is entitled to receive an advanced commission payment on sales of $1 million or more of Class A Shares of the Fund as follows:

                                                           Advance Commission
                                                           as a Percentage of
Purchase Amount                                           Public Offering Price


                                    [GRAPHIC OMITTED]

$1 million - $2,999,999.99                                        0.75%

$3 million up to $4,999,999.99                                    0.50%

Over $5 million                                                   0.25%

The following reductions and eliminations of sales charges apply only to Class A Shares.
The sales charge at purchase may be reduced by:
o.....purchasing Shares in greater quantities to reduce the applicable sales charge (purchases made at one time by a trustee or
      fiduciary for a single trust estate or a single fiduciary account can be combined);

o     combining concurrent purchases of Shares:
      - by you, your spouse, and your children under age 21; or
      - of the same share class of two or more MTB Funds (other than money market funds);

o accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or

o signing a Letter of Intent (LOI) committing to purchase a certain dollar amount of the same class of Shares within a 13 month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the LOI, the custodian will release the Shares in escrow to your account. If you do not fulfill the LOI, the custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.


The sales charge may be eliminated when you purchase Shares:
o by exchanging Shares from the same share class of another MTB Fund (other than a money market fund);

o through wrap accounts or other investment programs where you pay the investment professional directly for services;

o through investment professionals that receive no portion of the sales charge;

o as a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people) because there are nominal sales efforts associated with their purchases;

o as an employee of a dealer which has a selling group agreement with the Distributor and consents to such purchases;

o as holders of the FBR Virginia Tax-Free Portfolio who received Class A Shares of the Fund in connection with the Reorganization or in connection with future purchases of Class A Shares of the Fund or any other MTB mutual fund; or

o     as an investor referred by any sub-advisor to the Fund.

If your investment qualifies for a reduction or elimination of the sales charge, you or your financial intermediary must notify the Fund's Distributor, Edgewood Services Inc., or MTB Funds Shareholder Services at time of purchase. If the Distributor or MTB Funds Shareholder Services is not notified at the time of purchase, you may receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.


Keep in mind that financial intermediaries may charge you additional fees for their services in connection with your Share transactions.


HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES

When the NYSE is open for business, you may purchase, redeem, or exchange Shares by phone, mail, or wire through your financial intermediary or MTB Funds, subject to daily cutoff times. Your order will be processed at the next calculated NAV, plus any sales charges or less any CDSC as applicable, after your order request is received by the Fund or its designated agent in proper form. The NYSE is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. In addition to the scheduled NYSE holidays noted above, the Federal Reserve wire system is scheduled to be closed on the following days: Columbus Day and Veterans' Day. The Fund does not issue share certificates and they reserve the right to reject any purchase request for any reason.

THROUGH YOUR FINANCIAL INTERMEDIARY
Shareholders normally purchase Shares through investment professionals and different types of customer accounts at financial intermediaries. You should read this prospectus together with any agreements between you and your financial intermediary to learn about procedures to follow, the services provided, the fees charged for those services, required earlier cutoff times than shown in this prospectus, and any restrictions and limitations imposed.

DIRECTLY WITH MTB FUNDS

By Phone
MTB Funds      800-836-2211


The Fund reserves the right to modify or terminate the phone redemption and exchange privileges at any time.

Shareholders will be notified prior to any modification or termination. Your phone instructions may be electronically recorded for your protection. Shareholders who purchase shares by phone or accept the phone redemption or exchange privilege authorize the Trust and its agents to act upon their telephonic instructions for any account for which they have authorized such services. Redeeming or exchanging Shares over the phone is convenient, but not without risk. Although the Trust has created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following phone instructions we reasonably believe to be genuine. If you transact with the Trust over the phone, you will generally bear the risk of any loss.




By Mail
MTB Group of Funds
P.O. Box 8477
Boston, MA 02266-8477

By Federal Reserve System Wire
Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number: 011000028
Attn: (MTB Fund Name)
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Further Credit To: (Account name and number)
PURCHASING SHARES
To purchase Shares of the Fund for the first time, complete and sign a new account application, selecting one of the Payment Methods below. Mail your application to MTB Funds to establish your new account.

Minimum Initial Investment Amount:                $500

Minimum Subsequent Investment Amount:             $25

Minimum Balance                                   $250

The minimum initial and subsequent investment amounts may be waived or lowered from time to time. An investor's minimum investment will be calculated by combining all accounts it maintains with MTB Funds provided the investor identifies its other MTB Fund accounts at the time of investment. Employees of M&T Bank and its affiliates are exempt from the minimums stated above.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum account balance required.

PAYMENT METHODS
Payment may be made by check, Federal Reserve System wire, or Automated Clearing House (ACH). Where the Fund offers more than one Share class and you do not specify the class choice on your form of payment, you automatically will receive Class A Shares. Each payment must be accompanied by your name, the Fund's name and Share class, and your account number (if established).


By Check
Make your check payable to (Name of the Fund and Class of Shares) and mail it to MTB Funds along with your application. Current shareholders can purchase additional Shares by sending a check to MTB Funds accompanied by purchase instructions.

Purchase orders by mail are considered received after payment by check has been converted into federal funds. This is normally the next business day after the check is received. However, payment may be delayed up to seven business days to allow your purchase payment to clear.

MTB Funds do not accept cash, money orders, credit cards, travelers checks, counter checks, or third party checks (for example, checks made payable to a third party and endorsed over to MTB Funds or checks made payable to the MTB Funds by a party other than the shareholder of record).


By Federal Reserve System Wire


Once your account is established, ask your bank to wire money to the Fund's custodian bank, accompanied by purchase instructions. For additional purchases, wire your money with instructions. Wire orders will only be accepted on days on which the MTB Funds, M&T Bank, and the Federal Reserve wire system are open for business. Some financial institutions may charge a fee for wire services. MTB Funds also reserves the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund purchases and what it means to you. The Funds are not responsible for delays in the receipt of wires.



                    Your Purchase                           Your Purchase
                      Request in                             Request in
                    Proper Order/                         Proper Order and
                    Federal Funds                           Federal Funds
                   Received Before:                        Received After:
FUND TYPE           (Eastern time)       Results in:       (Eastern time)    Results in:

                                                                             Receive next
Bond                                 Receive that day's                       calculated
                      NYSE Close         closing NAV         NYSE Close          NAV





By ACH
Once your account is established, transfer money via ACH from your checking or NOW deposit account to your Fund account. Since ACH transfers overnight, you will not begin earning dividends until the next business day.


Systematic Investment Program
Once you have opened a Fund account, you can add to your investment on a regular basis in amounts of $25 or more through automatic deductions from your checking or NOW deposit account. To sign up for this program, please call MTB Funds for an application.

Employees of M&T Bank and its affiliates are not subject to a minimum investment amount.

REDEEMING SHARES
To redeem shares you must provide us with your name, the Fund's name and Share class, your account number, the number of shares or dollar amount you wish to redeem, and your choice of Payment Option. If you do not specify a Payment Option, a check will be mailed to you at your address of record. Redemption requests for Shares held through an IRA account must be made by mail and not by phone.


By Phone
Call MTB Funds. You are automatically eligible to make phone redemptions unless you decline the privilege at the time you open your account. It is recommended that you provide the necessary information for the phone redemption option on your initial application. If you do not do this and later wish to take advantage of the phone redemption privilege, call MTB Funds for authorization forms.


By Mail
Send your written request to MTB Funds.

PAYMENT OPTIONS
You may receive your redemption proceeds by check, Federal Reserve System wire, or ACH transfer to your designated bank account.


By Check
Normally, a check for redemption proceeds is mailed within one business day after your redemption order is received, but in no event more than seven business days after receipt of a proper redemption request.


By Federal Reserve System Wire
Wire transfers of redemption proceeds can only be made on days on which the Federal Reserve wire system, M&T Bank, and the MTB Funds are open for business. Certain financial institutions may charge a fee for the receipt of wire transfers. The MTB Funds also reserves the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund redemptions by wire and what it means to you.

                   Your Redemption                         Your Redemption
                      Request in                             Request in
                     Proper Order                           Proper Order
                   Received Before:                        Received After:
FUND TYPE/NAME      (Eastern time)       Results in:       (Eastern time)    Results in:

                                                                             Receive next
Bond                                 Receive that day's                       calculated
                      NYSE Close         closing NAV         NYSE Close          NAV

                                        Next day wire                         Second day
                                                                                 wire


By ACH
You may have redemption proceeds sent directly to your checking or NOW deposit account via ACH transfer from the Fund. If you place your order by 3:00 p.m. (Eastern time), you will receive that day's closing NAV and any dividends earned that day. Since ACH transfers are processed overnight, you will not receive redemption proceeds until the second business day.


Systematic Withdrawal Program
You may automatically redeem Shares in a minimum amount of $50 on a regular basis. Your account must be worth at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program. For more information and an application form for this program call MTB Funds.

ADDITIONAL CONDITIONS

Signature Guarantees
You must have a signature guarantee (STAMP 2000 Medallion Guarantee) on written redemption requests:

o     when you are requesting a redemption of $50,000 or more;

o when you want a redemption to be sent to an address other than the one you have on record with the Fund; or

o when you want the redemption payable to someone other than the shareholder of record.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker-dealer that is a domestic stock exchange member, but not by a notary public.


Limitations on Redemption Proceeds
Redemption proceeds are normally transmitted within one business day (or sooner, as described under "Payment Options") after receiving a request in proper form. However, payment may be delayed up to seven days:

o     to allow your purchase payment to clear;

o     during periods of market volatility; or

o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

REDEMPTION IN KIND


Although the MTB Funds intend to pay Share redemptions in cash, the MTB Funds reserve the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.



REDEMPTION FROM RETIREMENT ACCOUNTS


The Fund is generally not appropriate for retirement plans or IRA accounts. However, if you own the Fund in a retirement account, then, in the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.



EXCHANGING SHARES
You may exchange Shares of the Fund for the same Share class of another MTB Fund. All exchange requests must include your name and account number, the Fund's name and Share class, the number of shares or dollar amount you wish to exchange and the name of the Fund into which the exchange is to be made.

In order to exchange Shares you must submit your request in proper form and:

o meet the minimum initial investment requirements (if the exchange results in the establishment of a new account);
o establish an account in the Fund you want to acquire if you do not have an account in that Fund;

o     ensure that the account registrations are identical;

o receive a prospectus for the Fund into which you wish to exchange; and

o only exchange into the Fund that may be legally sold in your state of residence.

An exchange is treated as a redemption and subsequent purchase and is a taxable transaction. The Fund may modify or terminate the exchange privilege at any time, and shareholders will be notified prior to any modification or termination.

CLASS A SHARE EXCHANGES

Exchanges at NAV


If you exchange between MTB Funds with different sales charges, the exchange will be made at NAV. However, you would pay applicable sales charges when exchanging Shares from one of the MTB Money Market Funds into one of the MTB Bond, Balanced, or Stock Funds.

If as a holder of the FBR Virginia Tax-Free Portfolio, you received in the Reorganization (or subsequently purchase) Class A Shares of the Fund or any other MTB Fund without paying a sales charge in the circumstances described under "How are Shares Priced- Sales Charge When You Purchase Class A Shares", you may exchange such Shares into Shares of any other MTB Fund at NAV. In order to exchange Class A Shares of an MTB Fund other than the Fund without paying a sales charge (where a sales charge would otherwise by imposed), you or your financial intermediary must notify Edgewood or MTB Funds Shareholder Services at the time of the exchange.

If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains), you will not have to pay the sales charge again upon exchange. This is true even if you exchange out of the Fund with a sales charge, then into another MTB Fund without a sales charge and back into the Fund with a sales charge.




Exchanges Subject to a Sales Charge


If you purchased into a Fund without a sales charge, and exchange into a Fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, the sales charge will not be applied to any Shares that you acquired through reinvestment of dividends and capital gains. Dividends of the Class A Shares of the MTB Money Market Funds can be reinvested into Class A Shares of any other MTB Fund at NAV at time of payment.




By Phone
To request an exchange, and for additional information about the exchange privilege, call MTB Funds. Below is a chart that shows the cutoff time for processing Fund exchanges and what it means to you.

                    Your Exchange                           Your Exchange
                      Request in                             Request in
                     Proper Order                           Proper Order
                   Received Before:                        Received After:
FUND TYPE           (Eastern time)       Results in:       (Eastern time)    Results in:


Fund                  NYSE Close      Same day exchange      NYSE Close        Next day
                                                                               exchange



You will not receive a dividend from the MTB Funds into which you are exchanging on the date of the exchange.

You will automatically be eligible for phone exchanges, unless you decline this privilege at the time you open your account. It is recommended that you provide the necessary information for the phone exchange option on your initial application. If you do not do this and later wish to take advantage of the privilege, call MTB Funds for authorization forms.


By Mail
Send your written request to MTB Funds.


Systematic Exchange Program
You may exchange Shares from one MTB Fund into the same share class of another MTB Fund on a monthly, quarterly or annual basis. Exchanges must be at least $25 and are subject to limitations as described above. For more information and an application form for this Program, call MTB Funds.

FREQUENT TRADING POLICIES


Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV.

The MTB Funds' Board has approved policies and procedures intended to discourage excessive, frequent or short-term trading of the MTB Funds' Shares. The MTB Funds' fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "How are Shares Priced?" The MTB Funds also monitor trading in Shares in an effort to identify disruptive trading activity. The MTB Funds monitor trades into and out of the Fund within a period of 30 days or less, where both the purchase and sale are at least $100,000. The MTB Funds may also monitor trades into and out of the MTB Funds over periods longer than 30 days. Whether or not the specific monitoring limits are exceeded, the MTB Funds' management or Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the MTB Funds and other shareholders and may preclude the shareholder from making further purchases or exchanges of Shares. The MTB Funds' management and Adviser may also take action to suspend further trading by a financial intermediary if it is deemed to be engaged in excessive trading and/or does not cooperate satisfactorily with requests for details about trading activity. No matter how the MTB Funds define their limits on frequent trading of Shares, other purchases and sales of Shares may have adverse effects on the management of the MTB Funds' portfolio and its performance. Also, it is possible that frequent trading may occur in the MTB Funds without being identified because certain investors may seek to hide their identity or trading activity, or there may be operational or technical limitations that limit the MTB Funds' ability to monitor and restrict frequent trading.

The MTB Funds' objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the MTB Funds anticipates that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through financial intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases. For example, while the MTB Funds will seek the cooperation of financial intermediaries to enforce the MTB Funds' policies on frequent trading, certain intermediaries may be unwilling or unable to implement such policies. Therefore, the MTB Funds may be unable to uniformly monitor and restrict trading activity through such intermediaries. Also, because certain of the MTB Funds are sold to participant-directed employee benefit plans, and there may be regulatory constraints on the plans' ability to limit trading by the individual participants, the MTB Funds may not be able to effectively monitor or restrict trading by these participants.

The Adviser will provide to the MTB Funds' Board a quarterly report of all potential occurrences which were detected during the preceding quarter, and a description of any action taken with respect thereto.




ACCOUNT AND SHARE INFORMATION

CORPORATE RESOLUTIONS
Corporations and certain other organizations may be required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organization.

CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except systematic transactions). Shareholders also will receive quarterly statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

RETIREMENT INVESTMENTS
The Fund is generally not appropriate for retirement plans or IRA accounts. For further details, contact MTB Funds and consult a tax advisor.

DISTRIBUTION OF FUND SHARES
Edgewood Services, Inc. (Distributor), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Fund offered by this Prospectus. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

The Fund's Distributor markets the Shares described in this prospectus to institutions or individuals, directly or through a financial intermediary that has an agreement with the Distributor. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to financial intermediaries. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to financial intermediaries for marketing and servicing Shares. Financial intermediaries include the Advisor and its affiliates. You should consult your financial intermediary to determine what types of compensation it may receive for selling Fund shares.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other sources available to it, including amounts made available by the Distributor's affiliate (Federated Services Company), and the Advisor and its affiliates out of their reasonable profits and other resources. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

RULE 12B-1 PLANS

The Fund has adopted a Rule 12b-1 Plan on behalf of Class A Shares, which allows it to pay distribution fees to financial intermediaries (which may be paid through the Distributor) at an annual rate of up to 0.25% of the average daily net assets of the Fund for Class A Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. These fees may be paid to the Distributor, the Advisor and their affiliates. The Fund may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time in their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.



SHAREHOLDER SERVICES
The Fund has adopted a Shareholder Services Plan on behalf of Class A Shares, which is administered by Federated Services Company to pay service fees to financial intermediaries (which may include the Distributor, the Advisor or their affiliates). M&T Securities, Inc. (M&T Securities) and other financial intermediaries are entitled to receive a shareholder services fee for acting as shareholder servicing agent for the Fund, providing shareholder assistance, communicating or facilitating purchases and redemptions of Shares, and distributing prospectuses and other information.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor and its affiliates (including Federated Services Company) may pay out of their own reasonable resources and profits amounts (including items of material value) to certain financial intermediaries (which may include the Advisor and its affiliates) to support the sale of Shares or provide services to Fund shareholders. The Advisor and its affiliates may pay out of their own reasonable resources and profits amounts (including items of material value) to certain financial intermediaries (including the Distributor and Federated Services Company) to support the sale of Shares or provide services to the Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus because they are not paid by the Fund.


These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fee arrangement. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.



DIVIDENDS AND CAPITAL GAINS

FUND                                               DIVIDENDS DECLARED/
                                                   DIVIDENDS PAID

Fund                                               Daily/Monthly


Only shareholders of the Fund on the record date are entitled to receive payments of dividends and/or capital gains.
In addition, the Fund intends to pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before the Fund declares a dividend (other than the Fund that declares dividends daily) or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain.



TAX INFORMATION


The Fund will send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Tax information will be mailed to you on or before January 31 each year. Capital gains distributions are taxable at different rates depending upon the length of time the Fund holds its assets.

The Fund's distributions are expected to be primarily dividends.

It is anticipated that distributions for the Fund will be primarily dividends that are exempt from federal income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the dividends of the Fund will be exempt, respectively, from Virginia state personal income tax to the extent that they are derived from interest on obligations exempt from Virginia personal income taxes, respectively.

Redemptions and exchanges are taxable sales. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Please consult your tax advisor regarding your federal, state, and local tax liability.



PORTFOLIO HOLDINGS INFORMATION


Information concerning the Fund's portfolio holdings is available in the "Fund & Performance" section of the MTB Group of Funds website at www.mtbfund.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 60 days after the end of the month and remains there until it is replaced with information for the next month. You may access this from the "Fund & Performance" page: click on "Fund Holdings," choose from the menu of "Equity Fund Holdings," "Fixed Income Holdings," or "Money Market Fund Holdings," and select the name of the Fund from the appropriate menu.

Summary portfolio composition information as of the close of each quarter is posted on the website approximately 30 days after the end of the quarter and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change:



o     identification of the Fund's top ten holdings;
o percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

You may access this from the "Fund & Performance" page: click on "Class The Fund Quarterly Fact Sheets" and select the appropriate link opposite the name of the Fund. You may also access a complete set of these monthly/quarterly fact sheets by clicking on "Prospectus and Fund Guide" and selecting "Retail Fund Guide."

In addition, the Fund's annual and semiannual reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. You may access this from the "Fund & Performance" page: click on "Prospectus & Fund Guide" and select the desired report from the following options: "Semi-Annual Report Money Market Fund," "Semi-Annual Report Fluctuating Fund" or "Annual Report." The Fund prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. Each of these fiscal quarter reports containing complete listings of the Fund's portfolio holdings is filed with the SEC within 60 days of the end of the reporting period at the SEC's website at www.sec.gov and is posted on the Fund's website at www.mtbfunds.com.


WHO MANAGES THE FUND?



The Board of Trustees (the Board) governs the Fund. The Board selects and oversees the Advisor, MTB Investment Advisors, Inc. ("MTBIA"), a subsidiary of M&T Bank. The Advisor manages the Fund's assets, including buying and selling portfolio securities. The Advisor's address is 100 E. Pratt Street, 17th Floor, Baltimore, MD 21202.

M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a regional bank holding company in existence since 1969. M&T Bank was founded in 1892 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York State, Pennsylvania, Maryland and parts of Virginia, West Virginia, the District of Columbia and Delaware. As of June 30, 2005, M&T Bank Corporation had over $54.5 billion in assets. MTBIA and entities affiliated with MTBIA or its predecessors have served as investment advisor to MTB Fund since 1988 and, as of June 30, 2005, it managed approximately $11.1 billion in assets. As part of its regular banking operations, M&T Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of M&T Bank. The lending relationship will not be a factor in the selection of securities.

For its services under an Advisory Contract, the Advisor receives an annual Advisory Fee from the Fund, equal to 0.70% of the Fund's average daily net assets as follows:

The Advisor may voluntarily or contractually waive a portion of its fee or reimburse the Fund for certain operating expenses.

In addition to the investment management services provided by MTBIA, MTBIA's affiliate M&T Securities, Inc. also provides administrative services to the Fund and is entitled to receive a maximum fee of 0.04% of the Fund's average daily net assets for such administrative services. M&T Securities, Inc. and its affiliates also may receive up to 0.25% of the Fund's average daily net assets for shareholder services under the Shareholder Services Plan described in "Shareholder Services" and up to 0.25% of average daily net assets of the Fund's Class A Shares for distribution services provided to the Fund under the Rule 12b-1 Plan described in "Rule 12b-1 Plan."

A discussion of the Board's review of the MTB Funds' investment advisory contracts is available in the Fund's Semi- Annual Shareholder reports dated October 31, 2005.




PORTFOLIO MANAGER



Susan L. Schnaars, CFA, CPA, is the portfolio manager for the Fund. In addition, Ms. Schnaars is responsible for managing several large institutional accounts for M&T Bank. She has been a Vice President and Portfolio Manager of MTBIA (formerly Allied Investment Advisers, Inc. ) since 1996 and a Vice President of M&T Bank since April 1, 2003. She was a Portfolio Manager of Allfirst Bank from 1992 until its acquisition by M&T Bank in April 2003. Ms. Schnaars is a CFA Charterholder and a Certified Public Accountant, and has more than 17 years of experience in the investment industry. She earned her B.S. and M.S. from Drexel University.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.




FINANCIAL HIGHLIGHTS



The following financial highlights are intended to help you understand the financial performance of MTB Virginia Municipal Bond Fund's Class A
Shares for the past five years.   Some of the information is presented
on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and capital gains.

MTB Virginia Municipal Bond Fund ("MTB Virginia") acquired the assets and liabilities of the FBR Virginia Tax-Free Portfolio in a tax-free reorganization on February 24, 2006. MTB Virginia was deemed to be the "accounting survivor." The following financial information incorporates the operations prior to February 24, 2006. The financial statements for the periods prior to February 24, 2006 have been audited by Tait, Weller & Baker LLP.

Prior to August 15, 2003, MTB Group of Fund was known as Vision Group of Fund. Prior to August 11, 2000, Vision Group of Funds was known as Vision Group of Funds, Inc.






                              The FBR Funds



                          Financial Highlights
                     FBF Virginia Tax-Free Portfolio


                                               For the
                                               Period
                                  For the      January
                                  Year         1, 2004
                                  Ended        through
                                  October      October
                                  31, 2005     31, 2004*             For the Years Ended December 31,
                                                             2003        2002          2001          2000
Per Share Operating Performance:
Net Asset Value, Beginning of
Period                             $11.63      $11.66      $11.59       $11.05        $11.13        $10.49
Income from Investment
Operations:
Net investment income (1,3)         0.42        0.35        0.44         0.46          0.49          0.50
Net realized and unrealized gain
(loss) on investments (1,4)        (0.31)      (0.03)       0.08         0.54          (0.08)        0.64
  TOTAL FROM INVESTMENT
  OPERATIONS                        0.11        0.32        0.52         1.00          0.41          1.14
Distributions to Shareholders:
From Net Realized Income           (0.42)      (0.35)      (0.44  )     (0.46)         (0.49)       (0.50)
From Net Realized Gain             (0.15)        --        (0.01          --            --           --
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                     (0.57       (0.35)      (0.45  )     (0.46)         (0.49)       (0.50)
Paid-In Capital from Redemption
Fees                                0.00(2)     0.00(2)      --           --            --           --
Net Increase (Decrease) in Net
Asset Value                        (0.46)      (0.03)       0.07         0.54          (0.08)        0.64
Net Asset Value, End of Period     $11.17      $11.63      $11.66       $11.59        $11.05        $11.13
Total Investment Return(5)         1.00%       2.82%(A)     4.61%        9.25%         3.67%        11.15%

Ratios to Average Net Assets:
Expenses After Waivers(3)          0.98%       0.95%(B)     0.93%        0.92%         0.92%        0.92%
Expenses Before Waivers            0.98%       0.97%(B)     0.93%        0.92%         0.92%        0.92%
Net investment income After
Waivers(3)                         3.63%       3.67%(B)     3.80%        4.09%         4.35%        4.67%
Net Investment Income Before
Waivers                            3.63%       3.65%(B)     3.80%        4.09%         4.35%        4.67%
Supplemental Data:
Portfolio Turnover Rate             12%         14% (A)       24%          19%           22%           8%
Net Assets at End of Period (in
thousands)                        $25,107     $27,218      $31,563      $32,373       $30,229      $28,898





                                [GRAPHIC OMITTED]
*   Effective March 1, 2004, the Fund's fiscal year end changed to October 31.
1 Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
2   Less than $0.01
3 Reflects fees waived by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 1.00%.
4 The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
5 Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
(A) Not Annualized
(B) Annualized



HOW TO OBTAIN MORE INFORMATION ABOUT MTB GROUP OF FUNDS

A Statement of Additional Information (SAI) dated February 27, 2006, is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the SAIs and in the Annual and Semi-Annual Reports to shareholders of the MTB Group of Funds as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual and Semi-Annual Reports (when available) and other information without charge, and make inquiries, call 800 836-2211.

These documents, as well as additional information about the Fund
(include portfolio holdings, performance and distributions) are available on MTB's website at www.mtbfunds.com.

To Obtain More Information:
Phone: Call 1-800-836-2211
Web: www.mtbFund.com
Automated price, yield, and performance
information--24 hours a day, 7 days a week:
Call 1-800-836-2211

SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about MTB Group of Funds, from the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 202 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by (1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or
(2) sending an electronic request to publicinfo@sec.gov.



Cusip 55376V796

INVESTMENT ADVISOR
MTB Investment Advisors, Inc.
100 E. Pratt Street
17th Floor
Baltimore, MD 21202
www.mtbia.com
DISTRIBUTOR
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829
CO-ADMINISTRATOR
M&T Securities, Inc.
One M&T Plaza
Buffalo, NY 14203
CO-ADMINISTRATOR
Federated Services Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive North
Quincy, MA 02171
CUSTODIAN AND FUND ACCOUNTANT
State Street Corporation
P.O. Box 8609
Boston, MA 02266-8609
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072




SEC File No. 811-5514

34310 (2/06)


Add Privacy Policy

                   [GRAPHIC OMITTED][GRAPHIC OMITTED]

  We are pleased to send you this Prospectus for the Class A Shares of
                    MTB Virginia Municipal Bond Fund.
 The prospectus contains important information about your investments in
                           MTB Group of Funds.

 Since we are required by law to send a prospectus to each person listed as a shareholder, you
        (or your household) may receive more than one prospectus.

                      1-800-836-2211 / mtbfund.com

MTB FUNDS
100 E. PRATT ST. (15th FLOOR)
BALTIMORE, MD 21202
www.mtbia.com






MTB-PRO-001-0206



PART C.     OTHER INFORMATION.
Item 23.  Exhibits
            (a)   (i)         Conformed copy of Amended and Restated
                              Agreement and Declaration of Trust of MTB Group
                              of Funds, a Delaware Statutory Trust; (41)
                  (ii)        Conformed copy of Amendment to Certificate of
                              Trust of MTB Group of Funds, a
                              Delaware Statutory Trust; (38)
            (b)   (i)         Copy of Amended and Restated By-Laws of MTB
                              Group of Funds, a Delaware Statutory Trust; (38)
                  (ii)        Copy of Amendment #1 to the Amended and
                              Restated By-Laws of MTB Group of Funds; (41)
                  (iii)       Copy of Amendment #2 to the Amended and
                              Restated By-Laws of MTB Group of Funds; (44)
            (c)   (i)         Copy of Specimen Certificate for Shares of
                              Capital Stock of the Registrant; (8)
                  (ii)        Copy of Specimen Certificate for Shares of
                              Capital Stock of the Vision Capital
                              Appreciation Fund; (15)
            (d)   (i)         Conformed copy of Investment Advisory Agreement
                              of the Registrant (27 funds) dated August 22,
                              2003; (39)
                  (ii)        Conformed copy of Investment Advisory Agreement
                              of the Registrant (2 money market funds) dated
                              August 22, 2003; (39)
                  (iii)       Conformed copy of Investment Advisory Agreement
                              of the Registrant (5 funds)dated August 22,
                              2003; (39)
                  (iv)        Conformed copy of Sub-Advisory Agreement for
                              the MTB Small Cap Stock Fund (Mazama Capital
                              Management, Inc.), dated August 22, 2003; (39)
                  (v)         Conformed copy of Sub-Advisory Agreement for
                              MTB Small Cap Stock Fund (LSV Asset
                              Management), dated August 22, 2003; (39)
                  (vi)        Conformed copy of Sub-Advisory Agreement for
                              MTB International Equity Fund (UBS Global Asset
                              Management), dated August 22, 2003; (39)
                 (vii)        Conformed copy of Amendment to Sub-Advisory
                              Agreement for  MTB   Small  Cap  Stock   Fund
                              (Mazama   Capital Management, Inc.); (39)
                 (viii)       Conformed copy of Amendment to Sub-Advisory
                              Agreement for MTB   Small  Cap   Stock   Fund
                              (LSV  Asset Management); (39)
                  (viv)       Conformed copy of Amendment to Sub-Advisory
                              Agreement for MTB   International Equity Fund
                              (UBS Global Asset Management
                               (Americas), Inc.); (39)
                  (ix)        Conformed copy of Investment Advisory Contract
                              Letter Agreement, dated April 1, 2004; (39)
                   (x)        Conformed copy of Amendment to Subadvisory
                              Agreement among MTB Group of
                              Funds, MTB Investment Advisors, Inc. and
                              Independence Investment LLC; (41)
                  (xi)        Conformed copy of Sub-Advisory Agreement for MTB
                              Large Cap Value Fund and MTB Large Cap Value
                              Fund II (NWQ Investment Management Company, LLC)
                              dated December 8, 2004; (42)
                 (xii)        Conformed copy of Sub-Advisory Agreement for MTB
                              Equity Income Fund (DePrince, Race & Zollo, Inc.)
                              dated December 8, 2004; (42)
                (xiii)        Conformed copy of Investment Advisory Contract
                              Letter Agreement, dated
                              February 15, 2005 (Variable Annuity Funds); (44)
                 (xiv)        Conformed copy of Investment Sub-Advisory
                              Contract Letter Agreement For the
                              Mid Cap Fund, dated December 8, 2004;(43)
                  (xv)        Conformed copy of Investment Sub-Advisory
                              Contract Letter Agreement for the
                              Small Cap Fund, date December 8, 2004; (43)
                 (xvi)        Conformed copy of Schedule A to the Investment
                              Advisory Agreement of the Registrant (27 funds)
                              dated August 22, 2003; (43)
                (xvii)        Conformed copy of Investment Advisory Agreement
                              of the Registrant (2 money
                              market funds) dated August 22, 2003; (43)
                (xviii)       Conformed copy of Schedule A to the Investment
                              Advisory Agreement of the
                              Registrant (2 money market funds); (44)
                  (xix)       Conformed copy of Schedule A to the Investment
                              Advisory Agreement of the
                              Registrant (27 funds); (44)
            (e)   (i)         Conformed copy of Distributor's Contract of the
                              Registrant, dated August 15, 2003; (39)
                  (ii)        Conformed copy of Amendment to Distributor's
                              Contract (September 22, 2003); (39)
                  (iii)       Conformed copy of Amendment #1 to Exhibit B to
                              the Distributor's Contract; (43)
            (f)               Not applicable;
            (g)   (i)         Conformed copy of Custodian Agreement of the
                              Registrant, dated December 7, 2004
                              And Copy of Schedules A-D to the Custodian
                              Agreement of the Registrant; (42)
                 (ii)         Conformed copy of Custody, Fund Accounting and
                              Fund Administration Fee Schedule; (40)
                (iii)         Conformed copy of Securities Lending
                              Authorization Agreement between MTB
                              Group of Funds and State Street Bank & Trust
                              Company; (41)
                 (iv)         Copy of Appendix A to the Custodian Agreement
                              between the Registrant and State Street Bank,
                              dated April 29, 2005; (43)
                  (v)         Conformed copy of Funds Transfer Addendum to the
                               Custodian Contract; (44)
            (h)   (i)         Copy of Recordkeeping Agreement of the
                              Registrant; (43)
                  (ii)        Copy of Recordkeeping Agreement of the
                              Registrant for the VA Funds; (43)
                  (iii)       Conformed copy of Agreement for Administrative
                              Services and Transfer Agency Services between
                              the Registrant and Federated Services Company,
                              dated November 1, 2000; (43)
                  (iv)        Conformed copy of Financial Administration and
                              Accounting Services Agreement between
                              Registrant and State Street Bank and Trust
                              Company, dated November 8, 2000; (43)
                  (v)         Conformed copy of Shareholder Services
                              Agreement of the Registrant, dated November 8,
                              2000; (43)
                  (vi)        Conformed copy of Shareholder Services Plan,
                              dated November 1, 2000; (43)
                  (vii)       Conformed copy of Shareholder Services Plan for
                              the VA Funds, dated February 22, 2005; (43)
                  (viii)      Conformed copy of Participation Agreement of
                              the Registrant, including Exhibits A-E; (36)
                  (vi)        Conformed copy of
                              Indemnification Agreement of
                              the Registrant; (36)
                  (vii)       Conformed copy of Service  Mark
                              License Agreement; (39)
                  (viii)      Conformed copy of Assignment and
                              Consent of Fund
                              Participation Agreement; (40)
                  (ix)        Conformed copy of
                              Participation Agreement among MTB Group of
                              Funds, Edgewood Services, Inc., MTB
                              Investment Advisors, Inc.,
                              TransAmerica Life Insurance Co. and
                              TransAmerica Financial Life
                              Insurance Co.; (41)
                  (x)         Conformed copy of
                              Participation Agreement among MTB Group of
                              Funds, Edgewood Services, Inc., MTB
                              Investment Advisors, Inc., and
                              Hartford Life Insurance Company, dated
                              May 1, 2004,  including Schedules A-E;(42)
                  (xi)        Form of Mutual Fund Sales and Services
                              Agreement of the Registrant; (40)
                  (xii)       Conformed copy of Agreement for
                              Transfer Agency Services between the
                              Registrant and Boston Financial Data
                              Services, Inc., dated  November 1, 2000; (43)
                  (xiii)      Conformed copy of Agreement for
                              Administrative Services between the
                              Registrant and Manufacturers and Traders
                              Trust Company; (43)
                  (xiv)       Conformed copy of Amendment No. 1
                              to Schedules A and C of  the Participation
                              Agreement with Transamerica Life
                              Insurances Co. and  Transamerica
                              Financial Life Insurance Co.; (43)
                  (xv)        Conformed copy of Amendment
                              #9 to the Agreement for
                              Administrative Services and
                              Transfer Agency Services
                              Between the Registrant and
                              Federated Services Company;   (44)
                  (xvi)       Conformed copy of Amended and
                              Restated Financial
                              Administration and Accounting
                              Services Agreement between
                              the Registrant and State
                              Street Bank and Trust
                              Company; (44)
                  (xvii)      Conformed copy of Assignment
                              of Contracts between
                              Federated Services Company
                              and State Street Bank and
                              Trust Company; (44)
            (i)               Conformed copy of Opinion and Consent of
                              Counsel as to legality of shares being
                              registered; (11)
            (j)   (i)         Conformed copy of Consent of Ernst & Young LLP,
                              Independent Registered Public Accounting Firm;
                              (45)
                  (ii)        Conformed copy of Consent of Tait, Weller &
                              Baker, LLP, Independent Registered Public
                              Accounting Firm;+
            (k)               Not applicable;
            (l)               Conformed copy of Initial Capital
                              Understanding; (11)
            (m)   (i)         Conformed copy of Rule 12b-1 Agreement of the
                              Registrant and Edgewood Services, Inc.; (41)
                  (ii)        Conformed copy of Rule 12b-1 Plan regarding
                              Class B Shares and Class C Shares of the
                              Registrant; (40)
                  (iii)       Conformed copy of Rule 12b-1 Plan (non-Class B
                              Shares and Class C Shares) of the Registrant;
                              (40)
                  (iv)        Copy of Dealer (Sales) Agreement; (7)
                  (v)         Copy of Amendment #1 to Exhibit A to the Rule
                              12b-1 Plan; (43)
                  (vi)        Conformed copy of Contract Defining
                              Responsibility for Fees Under Non-Conforming
                              Dealer Agreement;(43)
            (n)   (i)         Conformed copy of Multiple Class Plan of the
                              Registrant, dated March 24, 2003, including
                              Exhibits A-I; (40)
            (o)   (i)          Conformed copy of Power of Attorney of the
                              Registrant; (39)
                  (ii)         Conformed copy of Power of Attorney of
                              Richard J. Thomas; (39)
                 (iii)        Conformed copy of Power of Attorney of Chairman
                              and Trustee Joseph J. Castiglia; (41)
                  (iv)        Conformed copy of Power of Attorney of Trustee
                              Marguerite Hambleton; (45)
            (p)   (i)         Copy of Code of Ethics for Access Persons
                              (Manufacturers and Traders Trust Company); (36)
                  (ii)        Copy of Code of Ethics of Vision Group of
                              Funds, .............Inc.; (29)
                  (iii)       Copy of Montag & Caldwell, Inc. Code of Ethics
                              and Standards of Practice; (36)
                  (iv)        Copy of Independence Investment Associates,
                              Inc. and Subsidiaries Code of Ethics; (30)
                  (v)         The Registrant hereby incorporates, on behalf
                              of the Distributor, the conformed copy of the
                              Code of Ethics for Access Persons from Item
                              23(p) of the Federated Institutional Trust
                              Registration Statement on Form N-1A filed with
                              the Commission on September 30, 2003 (File Nos.
                              33-54445 and 811-7193).
                  (vi)        Copy of Code of Ethics of UBS Brinson/Brinson
                              Partners, Inc.; (32)
                  (vii)       Copy of Code of Ethics of LSV Asset Management;
                              (34)
                  (viii)      Copy of Code of Ethics of Mazama Capital
                              Management, Inc. (34)

------------------------------------------------------------------------------
+     All exhibits have been filed electronically.
7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed June 17, 1993. (File Nos. 33-20673 and 811-5514)
8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed September 3, l993. (File Nos. 33-20673 and 811-5514)
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 19 on Form N-1A filed June 27, 1994. (File Nos. 33-20673 and 811-5514)
15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 on Form N-1A filed December 20, 1996. (File Nos. 33-20673 and 811-5514)
23. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 34 on Form N-1A filed March 12, 1999, (File Nos. 33-20673 and 811-5514)
27. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 39 on Form N-1A filed October 21, 1999, (File Nos.
      33-20673 and 811-5514)
28. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 on Form N-1A filed February 29, 2000 (File Nos.
      33-20673 and 811-5514)
29. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 41 on Form N-1A filed April 14, 2000, (File Nos. 33-20673 and 811-5514)
30. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 42 on Form N-1A filed June 28, 2000, (File Nos. 33-20673 and 811-5514)
31. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 43 on Form N-1A filed August 25, 2000, (File Nos.
      33-20673 and 811-5514)
32. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed November 8, 2000, (File Nos.
      33-20673 and 811-5514)
33. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 46 on Form N-1A filed February 14, 2001, (File Nos.
      33-20673 and 811-5514)
34. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 48 on Form N-1A filed August 27, 2001, (File Nos.
      33-20673 and 811-5514)
35. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 49 on Form N-1A filed December 21, 2001, (File Nos.
      33-20673 and 811-5514)
36. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 54 on Form N-1A filed June 27, 2002 (File Nos. 33-20673 and 811-5514)
37. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 55 on Form N-1A filed April 21, 2003 (File Nos. 33-20673 and 811-5514)
38. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 57 on Form N-1A filed August 22, 2003 (File Nos. 33-20673 and 811-5514)
39. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 59 on Form N-1A filed April 28, 2004 (File Nos. 33-20673 and 811-5514)
40. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 60 on Form N-1A filed July 1, 2004 (File Nos. 33-20673 and 811-5514)
41. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 61 on Form N-1A filed August 27, 2004 (File Nos. 33-20673 and 811-5514)
42. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 62 on Form N-1A filed February 11, 2005 (File Nos. 33-20673 and 811-5514)
43. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 63 on Form N-1A filed April 28, 2005 (File Nos. 33-20673 and 811-5514)
44. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 65 on Form N-1A filed August 29, 2005 (File Nos. 33-20673 and 811-5514)
45. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 66 on Form N-1A filed October 7, 2005 (File Nos. 33-20673 and 811-5514)




Item 24.    Persons Controlled by or Under Common Control with Registrant:
            --------------------------------------------------------------
            None

Item 25.    Indemnification:  7
            ----------------

Item 26.    Business and Other Connections of Investment Adviser:
            -----------------------------------------------------

    (a) MTB Investment Advisors, Inc., (MTBIA), a subsidiary of Manufacturers and Traders Trust Company ("M&T Bank") performs investment advisory services for the Registrant. As of March 31, 2004, MTBIA and entities affiliated with MTBIA or its predecessors managed approximately $5.5 billion in money market mutual fund assets and $3.3 billion in net assets of fluctuating mutual funds. M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a $50 billion bank holding company as of March 31, 2004, headquartered in Buffalo, New York. As of March 31, 2004, M&T Bank had over 650 offices throughout New York State, Maryland, Delaware, Virginia, West Virginia, Pennsylvania, and Washington, D.C., and an office in the Cayman Islands, British West Indies.

            M&T Bank was founded in 1856 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout its footprint. As of December 31, 2003, M&T Bank had over $24.4 billion in assets under management. Except for MTB Group of Funds, M&T Bank does not presently provide investment advisory services to any other registered investment companies.

            The principal executive Officers and the Directors of MTBIA are set forth in the following tables. Unless otherwise noted, the position listed under Other Substantial Business, Profession, Vocation or Employment is with MTBIA.



_____________________
                     ---------

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed June 17, 1993. (File Nos. 33-20673 and 811-5514)


      (b)
                                          Other Substantial
                       Position with      Business, Profession,
     Name              MTBIA              Vocation or Employment

William F. Allyn       Director           President, Welch Allyn
P.O. Box 50                               Ventures, LLC
Skaneateles Falls, NY 13153-0050

Brent D. Baird         Director           Private Investor
1350 One M&T Plaza
Buffalo, NY 14203-2396

Robert J. Bennett      Director           Former Chairman of the
101 Marrelle Road                         Board, M&T Bank
Fayetteville, NY 13066-1019               Corporation

C. Angela Bontempo     Director           President and Chief
3287 Georgian Court                       Executive Officer,
Erie, PA 16506                            Saint Vincent Health
                                          System

Robert J. Brady         Director          Chairman and Chief
286 Greenwood Court                       Executive Officer,
East Aurora, NY 14052-1353                Moog Inc.

Emerson L. Brumback    Executive          Executive Vice
One M&T Plaza,         Officer            President, M&T Bank
19TH Floor                                Corporation and M&T Bank
Buffalo, NY 14203-2396

Michael D. Buckley     Director           Group Chief Executive,
Bankcentre, Ballsbridge                   Allied Irish Banks, plc
Dublin, 6, Ireland

R. Carlos Carballada   Director           Chancellor Emeritus,
255 East Avenue                           New York State Board
3rd Floor                                 of Regents
Rochester, NY 14604-2624

T. Jefferson Cunningham III   Director    Chairman of the
1100 Route 52                             Director's Advisory
Lagrangeville, NY 12540                   Council, Hudson Valley
                                          Division of Manufacturers
                                          and Traders Trust Company


                                          Other Substantial
                       Position with      Business, Profession,
     Name              the Adviser        Vocation or Employment

Donald Devorris        Director           Chairman of the Board,
101 Lakemont Park Blvd.                   The Blair Companies
Altoona, PA 16602

Richard E. Garman      Director           Retired President and
578 Mill Road                             Chief Executive Officer,
East Aurora, NY 14052-2831                A.B.C. Paving Co., Inc. and Buffalo
                                          Crushed Stone, Inc.

James V. Glynn         Director           Chairman of the Board
151 Buffalo Avenue                        and Chief Executive
Suite 204                                 Officer, Maid of the
Niagara Falls, NY 14303-1288              Mist Corporation

Derek C. Hathaway      Director           Chairman of the Board,
350 Poplar Church Road                    President and Chief
Camp Hill, PA 17011                       Executive Officer,
                                          Harsco Corporation

Daniel R. Hawbaker     Director           President and Chief
325 West Aaron Drive                      Executive Officer,
State College, PA 16803                   Glenn O. Hawbaker, Inc.

Patrick W.E. Hodgson   Director           President, Cinnamon
60 Bedford Road                           Investments Limited
2nd Floor
Toronto, Ontario
Canada  M5R2K2

Gary Kennedy           Director            Group Director, Finance
AIB Group, AIB                             and Enterprise Technology,
Bankcentre, Ballsbridge                    Allied Irish Banks, plc
Dublin, 4, Ireland

Richard G. King        Director           President and Chief
900 High Street                           Operating Officer,
Hanover, PA 17331                         Utz Quality Foods, Inc.


                                          Other Substantial
                       Position with      Business, Profession,
     Name              the Adviser        Vocation or Employment

Reginal B. Newman, II   Director          Chairman of the Board,
2440 Sheridan Drive                       NOCO Energy Corp.
Tonawanda, NY 14150-9416

Jorge G. Pereira        Director          Vice Chairman of the
350 Park Avenue                           Board, M&T Bank
6th Floor                                 Corporation and
New York, NY 10022-6022                   Manufacturers and
                                          Traders Trust Company

Michael P. Pinto     Executive Officer    Executive Vice
One M&T Plaza                             President and
19th Floor                                and Chief Financial
Buffalo, NY 14203-2399                    Officer, Manufacturers
                                          and Traders Trust
                                          Company and M&T Bank
                                          Corporation

Melinda R. Rich         Director          President,
P.O. Box 245                              Rich Entertainment
Buffalo, NY 14240-0245                    Group

Robert E. Sadler, Jr.     Director and    President,
19th Floor                Executive       Manufacturers
Buffalo, NY 14203-2399    Officer         and Traders Trust
                                          Company and
                                          Executive Vice
                                          President, M&T Bank
                                          Corporation

Eugene J. Sheehy        Director          Chairman and Chief
25 South Charles Street                   Executive Officer,
22nd Floor                                 M&T Bank's Mid-Atlantic
Baltimore, MD 21201                        Division

Stephen G. Sheetz       Director          Chairman of the Board,
5700 6th Avenue                           Sheetz, Inc.
Altoona, PA 16602

Herbert L. Washington   Director          President,
4900 Market Street                        H.L.W. Fast Track, Inc.
Boardman, OH 44512

Robert G. Wilmers      Director and       Chariman of the Board,
One M&T Plaza          Executive Officer  President, and Chief,
19th Floor                                Executive Officer;
Buffalo, NY  14203-2399                   M&T Bank Corporation;
                                          and Chairman of the
                                          Board and Chief
                                          Executive Officer,
                                          Manufacturers and
                                          Traders Trust Company



Item 27.    Principal Underwriters:

               (a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: BBH Fund, Inc., BBH Trust, Excelsior Funds, Inc., Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc., Hibernia Funds, The Huntington Funds, Huntington VA Funds, MTB Group of Funds and WesMark Funds.

            (b)
         (1)                           (2)                        (3)
Name and Principal            Positions and Offices        Positions and Offices
 Business Address                With Distributor             With Registrant
Charles L. Davis, Jr.         President,                       Chief Executive
5800 Corporate Drive          Edgewood Services, Inc.           Officer
Pittsburgh, PA 15237-7002

Thomas R. Donahue             Director and Executive                --
5800 Corporate Drive          Vice President,
Pittsburgh, PA 15237-7002
                              Edgewood Services, Inc.
Peter J. Germain              Director,                             --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

John B. Fisher                Director,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

James F. Getz                 Director,                             --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Denis McAuley II              Director and Treasurer                --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Christine Johnston            Vice President,                       --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

C. Todd Gibson                Secretary,                            --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Lori A. Hensler               Assistant Treasurer,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Ned Bartley                   Assistant Secretary,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

      (c)   Not applicable

Item 28.    Location of Accounts and Records:
            ---------------------------------

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

MTB Group of Funds            Reed Smith LLP
                              Investment Management Group (IMG)
                              Federated Investors Tower
                              12th Floor
                              1001 Liberty Avenue
                              Pittsburgh, Pennsylvania 15222-3779
                              (Notices should be sent to the Agent for Service at the above address)

                              5800 Corporate Drive,
                              Pittsburgh, Pennsylvania 15237-7010

Boston Financial Data         2 Heritage Drive
Services, Inc.                North Quincy, Massachusetts 02171
("Transfer Agent, Dividend
Disbursing Agent")

Federated Services Company    Federated Investors Tower
("Co-Administrator")          1001 Liberty Avenue
                              Pittsburgh, Pennsylvania 15222-3779

M&T Securities, Inc.          One M&T Plaza
("Co-Administrator")          Buffalo, New York 14240

MTB Investment Advisors,Inc., 100 E. Pratt Street, 17th Floor
a subsidiary of               Baltimore, MD 21202
Manufacturers and Traders
Trust Company ("Adviser")

LSV Asset Management          200 West Madison Street
("Sub-Adviser" to the MTB     Suite 2780
Small Cap Stock Fund and      Chicago, Illinois 60806
the MTB Mid Cap Stock Fund)

Mazama Capital Management, Inc.    One SW Columbia Street
("Sub-Adviser" to the MTB          Suite 1860
Small Cap Stock Fund only)         Portland, OR 97258

NWQ Investment Management          2049 Century Park East
Company, LLC                       Los Angeles, California 90067
("Sub-Adviser" to the MTB
Large Cap Value Fund and the
MTB Large Cap Value Fund II)

Hansberger Global                  401 East Los Olas Blvd.
Investors, Inc. ("Sub-Adviser"     Suite 1700
to the MTB International Equity    Fort Lauderdale, FL 33301
Fund)

SSgA Funds Management, Inc.        State Street Financial Center
("Sub-Adviser" to the MTB          One Lincoln Street
International Equity Fund)         Boston, MA 0211-2900


DePrince, Race & Zollo, Inc.       201 South Orange Avenue
("Sub-Adviser" to the MTB          Suite 850
Equity Income Fund)                Orlando, Florida 32801

State Street Bank                P.O. Box 8609
and Trust Company("Custodian")   Boston, Massachusetts 02266-8609


Item 29.    Management Services:  Not applicable.
            --------------------



Item 30.    Undertakings:

               Registrant  hereby  undertakes  to comply with the  provisions of
               Section 16(c) of the 1940 Act with respect to the removal of Trustees/Directors and the calling of special shareholder meetings by shareholders.


                                     SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MTB GROUP OF FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 17th day of February, 2006.

                                 MTB GROUP OF FUNDS

                  BY: /s/ C. Grant Anderson
                  C. Grant Anderson, Secretary
                  February 17, 2006


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                      TITLE                   DATE
    ----                      -----                   ----

By: /s/ C. Grant Anderson
    C. Grant Anderson      Attorney In Fact        February 17, 2006
    SECRETARY              For the Persons
                           Listed Below

    NAME                      TITLE

Joseph J. Castiglia*          Chairman of the Board and Trustee

Charles L. Davis, Jr.*        Chief Executive Officer
                              (Principal Executive Officer)

Carl W. Jordan*               President

Richard N. Paddock*           Treasurer
                              (Principal Financial Officer)

William H. Cowie, Jr.*        Trustee

John S. Cramer*               Trustee

Mark J. Czarnecki*            Trustee

Daniel R. Gernatt, Jr.*       Trustee

Richard B. Seidel*            Trustee

Dr. Marguerite D. Hambleton*  Trustee



* By Power of Attorney